UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health & Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: John M. Loffredo, President, The
      Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
June 30, 2006

The Massachusetts Health &
Education Tax-Exempt Trust

The Massachusetts Health & Education Tax-Exempt Trust

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Trust's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Trust upon the closing of the Transaction.

Portfolio Information as of June 30, 2006

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                39.5%
AA/Aa ...................................................                18.2
A/A .....................................................                11.8
BBB/Baa .................................................                13.0
BB/Ba ...................................................                 2.9
B/B .....................................................                 3.0
NR (Not Rated) ..........................................                11.0
Other* ..................................................                 0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


2    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006     3

A Discussion With Your Trust's Portfolio Managers

      The Trust provided favorable results, benefiting from our yield curve and duration strategies and ample exposure to lower-rated credits -- the market's top performers.

Describe the market environment relative to municipal bonds.

Long-term bond yields rose sharply during the past six months, with much of the increase occurring in the latter three months. Bond prices, which move opposite of yields, declined. In all, 30-year U.S. Treasury bond yields rose 65 basis points (.65%) to end the period at 5.19%, while 10-year U.S. Treasury note yields rose 76 basis points to 5.15%, the highest level since May 2002. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 5.25%.

Municipal bond yields also rose in recent months, but the market's strong technical position provided significant price support, allowing municipal bond prices to decline less than taxable bond prices. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 24 basis points to 4.63% and yields on AAA-rated issues maturing in 10 years rose 38 basis points to 4.14%.

The municipal market has been supported by increased retail investor demand and declining supply. Year-to-date, over $179 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the first half of 2005 and the lowest initial semi-annual volume in the past four years. The decline has largely been the result of a 52% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt less attractive, as the potential savings have rapidly diminished. In addition, the improved fiscal conditions of many state and local governments have resulted in lower borrowing trends, as many new municipal capital projects have been financed from existing budget surpluses. At the same time, municipal bond fund flows have remained positive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.2 billion in the first five months of 2006, compared to $1.4 billion during the same period in 2005.

Describe conditions in the Commonwealth of Massachusetts.

Through May 2006, Massachusetts' revenue collections for fiscal year 2006 were up 7.8% compared to the same period in fiscal year 2005. With one month remaining in the fiscal year, revenues had already exceeded the projected full year total by $875 million. The largest increase continued to derive from corporate tax collections.

Massachusetts' unemployment rate stood at 5.0% as of May 2006, above the national average of 4.6%. The financial services and manufacturing sectors continue to show some job expansion, while trade, transportation and utilities are the primary sectors experiencing negative growth. In April, Governor Mitt Romney signed into law a bill that would require all Massachusetts citizens to have some form of health insurance. The plan, aimed at extending coverage to the state's estimated 500,000 uninsured, is projected to cost $316 million in the first year. Roughly $45 million will be absorbed by the Commonwealth, with the remaining funding expected in the form of federal reimbursements.

How did the Trust perform during the period?

For the six-month period ended June 30, 2006, the Common Shares of Massachusetts Health & Education Tax-Exempt Trust had net annualized yields of 5.52% and 5.40%, based on a period-end per share net asset value of $13.29 and a per share market price of $13.60, respectively, and $.364 per share income dividends. Over the same period, the total investment return on the Trust's Common Shares was +.53%, based on a change in per share net asset value from $13.59 to $13.29, and assuming reinvestment of all distributions.

Trust performance for the six-month period was favorable. For some context, the Lehman Brothers Municipal Bond Index -- a measure of the national municipal bond market, although not the Trust's benchmark -- returned +.28% for the six-month period. Factors that contributed to performance included our yield curve exposure, a shift to a more defensive stance on interest rates, and ample exposure to lower-rated, higher-yielding credits. Specifically, our focus on longer-dated bonds proved advantageous as the curve flattened and the long end outperformed. Meanwhile, our somewhat defensive duration stance, which we had adopted for the bulk of the period in an effort to manage interest rate risk, also proved favorable as markets weakened (that is, prices fell and rates rose). Finally, the Trust's exposure to lower-rated paper benefited performance as credit spreads (versus higher-quality issues of comparable maturity) continued to contract. The Trust had maintained an overweight stance in lower-rated and speculative-grade paper for


4    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006
some time, although we began to reduce exposure during the past year.

For a description of the Trust's total investment return based on a change in the per share market value of the Trust's Common Shares (as measured by the trading price of the Trust's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Trust's shares may trade in the secondary market at a premium or discount to the Trust's net asset value. As a result, total investment returns based on changes in the market value of the Trust's Common Shares can vary significantly from total investment return based on changes in the Trust's net asset value.

What changes were made to the portfolio during the period?

We continued to reduce our overweighting to lower-rated investment grade and speculation grade (lower than BBB) bonds, ending the period with a market weighting in these sectors. As such, portfolio activity was driven primarily by the need to reinvest the proceeds from the sale of these bonds, as well as the proceeds from bonds that were called by their issuers prior to maturity. Our strategy, particularly late in the period as the market backed up and yields became more attractive, was to target higher-rated bonds in the 30-year maturity range. These issues offered attractive yields, especially compared to the lower-rated holdings that had been sold. Given the very tight credit spreads, there was a fairly attractive tradeoff between the prices at which we were able to sell our lower-investment-grade holdings and the yields available in higher-rated paper. In particular, we found value in some less expensive insured names, particularly bonds backed by insurers Radian and ACA. Most purchases made during the period fell within the health, education and non-profit sectors, in keeping with the Trust's primary investment objective. (The Trust must invest 80% of its net assets in these types of credits.) Although municipal bond supply generally has declined, we were still able to find plenty of opportunity in these sectors.

Notably, the increase in bond calls is a typical phenomenon in an environment where interest rates are low and credit spreads are contracting, as issuers find it economical to refinance their existing debt. However, as the portfolio's seasoned, higher-coupon holdings are called by their issuers, our reinvestment prospects are less and less appealing. It is not possible to reinvest at the same levels as those former holdings. That, in conjunction with the higher cost of borrowing associated with the issuance of preferred stock, impacts the dividend income generated by the Trust. This is an industry-wide experience that requires us -- and our competitors -- to adjust to a lower interest rate environment.

For the six months ended June 30, 2006, the Trust's Auction Preferred Shares
(APS) had an average yield of 3.13% for Series A and 3.06% for Series B. The Fed raised the short-term interest rate target 100 basis points during the six-month period and this continued to affect the Trust's borrowing costs. Still, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest and generating an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Trust's Common Shares. At the end of the period, the Trust's leverage amount, due to APS, was 39.17% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Trust's position at the close of the period?

Despite having outperformed other fixed income markets over the past six months or so, municipal bonds more recently have given up some of those gains. Given the extent of the decline and the marginal improvement in the market's relative value, we have adopted a slightly more constructive stance for the portfolio, reflected in a slightly longer duration.

In terms of our investment focus, we are now seeing more value in the 10-year to 15-year segments of the municipal yield curve -- the same areas that underperformed as the curve flattened. As a result, future investments are likely to take place in that maturity range. Proceeds for these purchases are likely to come either from some of the Trust's longer-term (generally 30-year) holdings and from any additional bond calls that may arise.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

Robert D. Sneeden
Vice President and Portfolio Manager

July 6, 2006


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006     5

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in these securities. As of June 30, 2006, the Trust did not invest in inverse floaters.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


6    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Schedule of Investments                                           (in Thousands)

      Face
    Amount    Municipal Bonds                                                   Value
=======================================================================================
Massachusetts--152.5%
---------------------------------------------------------------------------------------
    $1,000    Massachusetts Bay Transportation Authority, Special
              Assessment Revenue Refunding Bonds, Series A, 5%
              due 7/01/2031                                                   $   1,020
---------------------------------------------------------------------------------------
     1,000    Massachusetts State College Building Authority, Project
              Revenue Bonds, Series A, 5% due 5/01/2031 (b)                       1,022
---------------------------------------------------------------------------------------
       825    Massachusetts State College Building Authority, Project
              Revenue Refunding Bonds, Series B, 5.50%
              due 5/01/2039 (m)                                                     925
---------------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Education Revenue Bonds:
     1,100        (Belmont Hill School), 5% due 9/01/2031                         1,112
       400        (Middlesex School Project), 5% due 9/01/2033                      403
       250        (Xaverian Brothers High School), 5.65% due 7/01/2029              256
---------------------------------------------------------------------------------------
     1,000    Massachusetts State Development Finance Agency,
              Educational Facility Revenue Bonds (Academy of the
              Pacific Rim), Series A, 5.125% due 6/01/2031 (a)                    1,003
---------------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency, First
              Mortgage Revenue Bonds, Series A:
       855        (Edgecombe Project), 6.75% due 7/01/2021                          911
       850        (Overlook Communities Inc.), 6.125%
                  due 7/01/2024                                                     867
---------------------------------------------------------------------------------------
     1,250    Massachusetts State Development Finance Agency, First
              Mortgage Revenue Refunding Bonds (Symmes Life Care,
              Inc.--Brookhaven at Lexington), Series A, 5%
              due 3/01/2035 (k)                                                   1,254
---------------------------------------------------------------------------------------
       500    Massachusetts State Development Finance Agency,
              Human Service Provider Revenue Bonds (Seven Hills
              Foundation & Affiliates), 5% due 9/01/2035 (k)                        502
---------------------------------------------------------------------------------------
       825    Massachusetts State Development Finance Agency,
              Resource Recovery Revenue Bonds (Ogden Haverhill
              Associates), AMT, Series A, 6.70% due 12/01/2014                      887
---------------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency
              Revenue Bonds:
     1,000        (Boston University), Series T-1, 5%
                  due 10/01/2039 (b)                                              1,012
       500        (College of Pharmacy and Allied Health Services),
                  Series D, 5% due 7/01/2027 (c)                                    507
       500        (Curry College), Series A, 5% due 3/01/2035 (a)                   488
       400        (Franklin W. Olin College), Series B, 5.25%
                  due 7/01/2033 (m)                                                 413
     1,000        (Massachusetts College of Pharmacy and Health
                  Sciences), 5.75% due 7/01/2033                                  1,040
       425        (Massachusetts Council of Human Service Providers,
                  Inc.), Series C, 6.60% due 8/15/2029                              420
     2,000        (Smith College), 5% due 7/01/2035                               2,029
       500        (Volunteers of America--Ayer Limited Partnership),
                  AMT, Series A, 6.20% due 2/20/2046 (i)                            544
     1,000        (WGBH Educational Foundation), Series A, 5.375%
                  due 1/01/2012 (b)(j)                                            1,076
     1,100        (WGBH Educational Foundation), Series A, 5.75%
                  due 1/01/2042 (b)                                               1,277
       600        (Western New England College), 5.875%
                  due 12/01/2012 (j)                                                654
       540        (The Wheeler School), 6.50% due 12/01/2029                        568
       500        (Williston Northampton School Project), 5%
                  due 10/01/2025 (m)                                                512
---------------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Revenue Refunding Bonds:
     1,500        (Boston University), Series P, 5.45% due 5/15/2059              1,565
       500        (Clark University), 5.125% due 10/01/2035 (m)                     514
     1,500        (Western New England College), Series A, 5%
                  due 9/01/2033 (c)                                               1,516
---------------------------------------------------------------------------------------
     1,000    Massachusetts State HFA, Housing Revenue Bonds,
              AMT, Series A, 5.25% due 12/01/2048                                 1,002
---------------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority Revenue Bonds:
     1,000        (Baystate Medical Center), Series F, 5.75%
                  due 7/01/2033                                                   1,041
       350        (Berkshire Health System), Series E, 6.25%
                  due 10/01/2031                                                    368
     1,350        (Harvard University), Series FF, 5.125%
                  due 7/15/2037                                                   1,380
       750        (Milford-Whitinsville Hospital), Series D, 6.35%
                  due 7/15/2032                                                     782
       100        (Partners Healthcare System), VRDN, Series D-5,
                  3.96% due 7/01/2017 (l)                                           100
       200        (Partners Healthcare System), VRDN, Series D-6,
                  3.98% due 7/01/2017 (l)                                           200
     1,000        (Simmons College), Series F, 5% due 10/01/2033 (f)              1,017
       500        (University of Massachusetts Memorial Healthcare),
                  Series D, 5% due 7/01/2033                                        489
       230        (University of Massachusetts), Series C, 5.125%
                  due 10/01/2034 (f)                                                235
     1,285        (Wheaton College), Series D, 6% due 1/01/2018                   1,334
---------------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority, Revenue Refunding Bonds:
       885        (Bay Cove Human Services Issue), Series A, 5.90%
                  due 4/01/2028                                                     889
     1,000        (Boston College), Series N, 5.125% due 6/01/2037                1,018
       500        (Christopher House), Series A, 6.875% due 1/01/2029               514
       800        (Covenant Health System), 6% due 7/01/2022                        849
       400        (Covenant Health System), 6% due 7/01/2031                        424
       495        (Learning Center For Deaf Children), Series C,
                  6.125% due 7/01/2029                                              496
       500        (Massachusetts Institute of Technology), Series L,
                  5% due 7/01/2023                                                  530

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006     7

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                                   Value
=======================================================================================
Massachusetts (continued)
---------------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority, Revenue Refunding Bonds (concluded):
     $ 500        (Partners Healthcare System), Series C, 5.75%
                  due 7/01/2032                                               $     534
       395        (Valley Regional Health System), Series C, 5.75%
                  due 7/01/2018 (e)                                                 396
     1,500        (Wellesley College), 5% due 7/01/2033                           1,527
     1,000        (Youville House), Series A, 6.25%
                  due 2/15/2007 (g)(j)                                            1,034
---------------------------------------------------------------------------------------
       750    Massachusetts State Industrial Finance Agency, Health
              Care Facility Revenue Bonds (Age Institute of
              Massachusetts Project), 8.05% due 11/01/2025                          760
---------------------------------------------------------------------------------------
     1,500    Massachusetts State Industrial Finance Agency, PCR
              (General Motors Corporation), 5.55% due 4/01/2009                   1,461
---------------------------------------------------------------------------------------
       400    Massachusetts State Industrial Finance Agency Revenue
              Bonds (Wentworth Institute of Technology), 5.75%
              due 10/01/2008 (j)                                                    422
---------------------------------------------------------------------------------------
       340    Massachusetts State Industrial Finance Agency, Senior
              Living Facility Revenue Bonds (Forge Hill Project), AMT,
              6.75% due 4/01/2030                                                   349
---------------------------------------------------------------------------------------
     2,000    Massachusetts State School Building Authority, Dedicated
              Sales Tax Revenue Bonds, Series A, 5% due 8/15/2030 (h)             2,044
---------------------------------------------------------------------------------------
     1,000    Massachusetts State Water Pollution Abatement Trust,
              Pool Program Revenue Bonds, Series 10, 5%
              due 8/01/2029                                                       1,023
---------------------------------------------------------------------------------------
     1,000    Rail Connections, Inc., Massachusetts, Capital
              Appreciation Revenue Bonds (Route 128 Parking
              Garage), Series B, 6.53% due 7/01/2009 (a)(j)(n)                      446
---------------------------------------------------------------------------------------
       500    University of Massachusetts Building Authority, Project
              Revenue Refunding Bonds, Senior Series 04-1, 5.125%
              due 11/01/2014 (b)(j)                                                 536
=======================================================================================
Puerto Rico--4.4%
---------------------------------------------------------------------------------------
     1,285    Puerto Rico Public Buildings Authority, Government
              Facilities Revenue Refunding Bonds, Series F, 5.25%
              due 7/01/2025 (d)(h)                                                1,383
---------------------------------------------------------------------------------------
Total Investments (Cost--$47,918*)--156.9%                                       48,880

Other Assets Less Liabilities--7.3%                                               2,286

Preferred Shares, at Redemption Value--(64.2%)                                  (20,012)
                                                                              ---------
Net Assets Applicable to Common Shares--100.0%                                $  31,154
                                                                              =========
---------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................      $47,802
                                                                        =======
      Gross unrealized appreciation ..............................      $ 1,366
      Gross unrealized depreciation ..............................         (288)
                                                                        -------
      Net unrealized appreciation ................................      $ 1,078
                                                                        =======

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   CIFG Insured.
(e)   Connie Lee Insured.
(f)   FGIC Insured.
(g)   FHA Insured.
(h)   FSA Insured.
(i)   GNMA Collateralized.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m)   XL Capital Insured.
(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

      See Notes to Financial Statements.


8    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Statement of Net Assets

As of June 30, 2006
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified
             cost--$47,918,461) ........................................................                     $ 48,879,670
            Cash .......................................................................                           53,467
            Receivables:
               Securities sold .........................................................    $  2,316,000
               Interest ................................................................         986,946        3,302,946
                                                                                            ------------
            Prepaid expenses ...........................................................                            4,399
                                                                                                             ------------
            Total assets ...............................................................                       52,240,482
                                                                                                             ------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
            Payables:
               Securities purchased ....................................................       1,000,000
               Investment adviser ......................................................          13,794
               Administration fees .....................................................           5,911
               Other affiliates ........................................................             534        1,020,239
                                                                                            ------------
            Accrued expenses ...........................................................                           54,248
                                                                                                             ------------
            Total liabilities ..........................................................                        1,074,487
                                                                                                             ------------
=========================================================================================================================
Preferred Shares
-------------------------------------------------------------------------------------------------------------------------
            Preferred Shares, at redemption value, par value $.01 per share (200
             Series A Shares and 200 Series B Shares of APS* authorized, issued and
             outstanding at $50,000 per share liquidation preference) ..................                       20,011,895
                                                                                                             ------------
=========================================================================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares .....................................                     $ 31,154,100
                                                                                                             ============
=========================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------------
            Common Shares, par value $.01 per share (2,344,067 shares issued and
             outstanding) ..............................................................                     $     23,441
            Paid-in capital in excess of par ...........................................                       29,660,492
            Undistributed investment income--net .......................................    $    224,028
            Undistributed realized capital gains--net ..................................         284,930
            Unrealized appreciation--net ...............................................         961,209
                                                                                            ------------
            Total accumulated earnings--net ............................................                        1,470,167
                                                                                                             ------------
            Total--Equivalent to $13.29 net asset value per Common Share
             (market price--$13.60) ....................................................                     $ 31,154,100
                                                                                                             ============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006     9

Statement of Operations

For the Six Months Ended June 30, 2006
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
            Interest ...................................................................                     $  1,320,184
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...................................................    $     89,630
            Administration fees ........................................................          38,413
            Accounting services ........................................................          22,820
            Commission fees ............................................................          21,923
            Printing and shareholder reports ...........................................          17,609
            Professional fees ..........................................................          16,587
            Transfer agent fees ........................................................          12,216
            Trustees' fees and expenses ................................................          11,455
            Pricing fees ...............................................................           3,440
            Custodian fees .............................................................           2,157
            Listing fees ...............................................................             443
            Other ......................................................................           4,882
                                                                                            ------------
            Total expenses .............................................................                          241,575
                                                                                                             ------------
            Investment income--net .....................................................                        1,078,609
                                                                                                             ------------
=========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ........................................................          61,951
               Futures contracts and swaps--net ........................................         203,236          265,187
                                                                                            ------------
            Change in unrealized appreciation on investments--net ......................                         (854,764)
                                                                                                             ------------
            Total realized and unrealized loss--net ....................................                         (589,577)
                                                                                                             ------------
=========================================================================================================================
Dividends & Distributions to Preferred Shareholders
-------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................                         (308,563)
            Realized gain--net .........................................................                           (2,210)
                                                                                                             ------------
            Total dividends and distributions to Preferred Shareholders ................                         (310,773)
                                                                                                             ------------
            Net Increase in Net Assets Resulting from Operations .......................                     $    178,259
                                                                                                             ============

      See Notes to Financial Statements.


10   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                             For the Six       For the
                                                                                            Months Ended      Year Ended
                                                                                              June 30,       December 31,
Increase (Decrease) in Net Assets:                                                              2006             2005
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................    $  1,078,609     $  1,938,570
            Realized gain--net .........................................................         265,187          318,444
            Change in unrealized appreciation--net .....................................        (854,764)          41,235
            Dividends and distributions to Preferred Shareholders ......................        (310,773)        (274,318)
                                                                                            -----------------------------
            Net increase in net assets resulting from operations .......................         178,259        2,023,931
                                                                                            -----------------------------
=========================================================================================================================
Dividends & Distributions to Common Shareholders
-------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................        (880,528)      (1,823,158)
            Realized gain--net .........................................................              --         (304,439)
                                                                                            -----------------------------
            Net decrease in net assets resulting from dividends and distributions to
             Common Shareholders .......................................................        (880,528)      (2,127,597)
                                                                                            -----------------------------
=========================================================================================================================
Share Transactions
-------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Shareholders in reinvestment of dividends
             and distributions .........................................................          60,054           64,760
            Offering and underwriting costs resulting from issuance of Preferred Shares               --         (244,927)
            Adjustment of offering costs resulting from the issuance of Preferred Shares           4,456               --
                                                                                            -----------------------------
            Net increase (decrease) in net assets derived from share transactions ......          64,510         (180,167)
                                                                                            -----------------------------
=========================================================================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Shares ...................        (637,759)        (283,833)
            Beginning of period ........................................................      31,791,859       32,075,692
                                                                                            -----------------------------
            End of period* .............................................................    $ 31,154,100     $ 31,791,859
                                                                                            =============================
               * Undistributed investment income--net ..................................    $    224,028     $    334,510
                                                                                            =============================

      See Notes to Financial Statements.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    11

Financial Highlights

                                                               For the Six
                                                               Months Ended              For the Year Ended December 31,
The following per share data and ratios have been derived        June 30,       -------------------------------------------------
from information provided in the financial statements.             2006           2005          2004          2003          2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...................   $ 13.59        $ 13.74       $ 13.91       $ 13.76       $ 13.25
                                                                 ----------------------------------------------------------------
      Investment income--net*** ..............................       .46            .83           .82           .93           .94
      Realized and unrealized gain (loss)--net ...............      (.25)           .15           .08           .07           .42
      Dividends and distributions to Preferred Shareholders:
         Investment income--net ..............................      (.13)          (.11)         (.03)         (.03)         (.05)
         Realized gain--net ..................................        --++         (.01)         (.01)           --            --
                                                                 ----------------------------------------------------------------
      Total from investment operations .......................       .08            .86           .86           .97          1.31
                                                                 ----------------------------------------------------------------
      Less dividends and distributions to Common Shareholders:
         Investment income--net ..............................      (.38)          (.78)         (.87)         (.82)         (.80)
         Realized gain--net ..................................        --           (.13)         (.16)           --            --
                                                                 ----------------------------------------------------------------
      Total dividends and distributions to Common Shareholders      (.38)          (.91)        (1.03)         (.82)         (.80)
                                                                 ----------------------------------------------------------------
      Offering and underwriting costs resulting from the
       issuance of Preferred Shares ..........................        --           (.10)           --            --            --
                                                                 ----------------------------------------------------------------
      Adjustment of offering costs resulting from the
       issuance of Preferred Shares ..........................        --+            --            --            --            --
                                                                 ----------------------------------------------------------------
      Net asset value, end of period .........................   $ 13.29        $ 13.59       $ 13.74       $ 13.91       $ 13.76
                                                                 ================================================================
      Market price per share, end of period ..................   $ 13.60        $ 13.60       $ 16.24       $ 15.26       $ 13.48
                                                                 ================================================================
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
      Based on market price per share ........................      2.80%@       (10.71%)       14.29%        20.11%         5.10%
                                                                 ================================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Shares**
---------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement ...................      1.54%*         1.30%         1.45%         1.16%         1.19%
                                                                 ================================================================
      Total expenses .........................................      1.54%*         1.30%         1.45%         1.16%         1.20%
                                                                 ================================================================
      Total investment income--net ...........................      6.87%*         6.00%         5.97%         6.74%         7.00%
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Shares, end of period
        (in thousands) .......................................   $31,154        $31,792       $32,076       $32,390       $31,996
                                                                 ================================================================
      Portfolio turnover .....................................      6.08%         16.32%        20.70%        26.17%        35.56%
                                                                 ================================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Shareholders.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
++    Amount is less than ($.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    13

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Trust's Preferred Shares were charged to capital at the time of issuance. Any adjustments to estimates of offering costs were recorded back to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM") and an Administrative Agreement with Princeton Administrators, L.P. ("Princeton"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM and Princeton are owned and controlled by ML & Co.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.

The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, Princeton, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $3,035,860 and $4,201,449, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the six months ended June 30, 2006 and the year ended December 31, 2005 increased by 4,386 and 4,569, respectively, as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of Auction Preferred Shares. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2006 were: Series A, 3.90% and Series B, 3.95%.

Shares issued and outstanding during the six months ended June 30, 2006 remained constant. Shares issued and outstanding during the year ended December 31, 2005 increased by 200 from the issuance of an additional series of Preferred Shares on September 30, 2005.

5. Subsequent Event:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.053000 per share on July 28, 2006 to shareholders of record on July 17, 2006.


14   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Officers and Trustees

Walter B. Prince, Chairman and Trustee
James F. Carlin, III, Trustee
Thomas H. Green, III, Trustee
Edward M. Murphy, Trustee
Frank Nesvet, Trustee
James M. Storey, Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, President
Theodore R. Jaeckel Jr., Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Chief Compliance Officer
Brian D. Stewart, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018

Amex Symbol

MHE


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    15

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Fund's Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and an employee of another financial institution. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least one day each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approvals by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for the Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charge to other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in June 2006, the independent trustees' and Board's review included the following:


16   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds. While the Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, the Board attaches primary importance to performance over relatively long periods of time, typically three to five years.

Relative to closed-end leveraged single-state municipal debt funds deemed comparable by Lipper, the Board noted that for the period ended December 31, 2005, The Massachusetts Health & Education Tax-Exempt Trust's performance for the one- year period ranked in the second quintile, for the three- year period ranked in the third quintile. Prior to 2004, FAM was not the Investment Advisor for the Fund. The Board also reviewed the Fund's performance based on annualized yields and noted that the Fund ranked in the first quintile for the past year, and the fourth quintile for the prior year. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Jaeckel has over 23 years of municipal industry experience. The Board concluded that the Investment Adviser and its investment staff and the Fund's management team have extensive experience in analyzing and managing the type of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds of the Investment Adviser. The Board noted that contractual management fee rate was below the median fee charged by comparable funds, as determined by Lipper, while the actual management fee rate and actual total expense ratio were higher than the median fees charged by such comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, a majority of the Board, including a majority of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    17

Disclosure of New Investment Advisory Agreement

Board Considerations

At a meeting in February 2006, the Board Members were informed of the Transaction. In May 2006, the Board requested and received information regarding the Transaction and the proposed New Investment Advisory Agreement. At an in-person meeting on June 9, 2006, the Board Members, including the Independent Board Members, discussed and approved the New Investment Advisory Agreement between the Fund and BlackRock Advisors.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction in advance of the June 2006 meeting. In addition, the Independent Board Members received advice from counsel on the legal standards relevant to the Board Members' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and a BlackRock representative the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of MLIM being transferred to BlackRock in connection with the Transaction. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive sessions to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, MLIM and/or BlackRock advised the Board Members about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders; and

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15 (f) of the 1940 Act in relation to any public funds advised by BlackRock or MLIM, respectively.

The Board Members considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and broader access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the fact that the schedule of the Fund's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the fees to be paid and services to be provided under the New Investment Advisory Agreement are substantially similar to its current Investment Advisory Agreement and current Administration Agreement, the schedule of fees payable under the New Investment Advisory Agreement will be identical to the combined schedule of fees currently payable by the Fund under its current Investment Advisory Agreement


18   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006
      and current Administration Agreement, and that the Board had previously approved the current Investment Advisory Agreement and current Administration Agreement as required by the 1940 Act and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder meetings and, as a result, the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In their review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval of the current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund's current Investment Advisory Agreement. These materials were prepared separately for the Fund, and included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Adviser of the current Investment Advisory Agreement and other payments received by the Adviser and its affiliates from the Fund; and (e) information provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the Board Members considered information received in connection with their most recent approval or continuation of the current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The Board Members did not identify any particular information that was all-important or controlling, and the Board Members attributed different weights to the various factors. The Board Members evaluated all information available to them. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by MLIM, including the investment advisory services and the resulting performance of the Funds, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both MLIM and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Adviser's investment goals, the Board attaches more importance to performance over relatively longer periods of time, typically three to five years.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    19

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board Members considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The Board Members considered BlackRock's advice, as to the absence of any proposed changes in portfolio management personnel in the Fund after the closing of the Transaction.

The Board Members were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools, provided under the BlackRock Solutions(R) brand name.

The Board Members were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board Members were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the Board Members determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement was expected to be as good or better than that provided under the current Investment Advisory Agreement and current Administration Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of MLIM's operations with those of BlackRock. The Board Members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that in conjunction with the recent review of the current Investment Advisory Agreement, the Board Members had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group for the Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Board also compared the Fund's total expenses to those of other, comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other closed-end funds with similar investment mandates and noted that the fees charged by BlackRock Advisors, including fee waivers and reimbursements, in those cases were generally comparable to and within the range of those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock Advisors, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement, which includes administrative services, is substantially similar to the current Investment Advisory Agreement and current Administration Agreement in all material respects, including the rate of compensation, the Board Members determined that the Transaction should not increase the total fees payable for advisory and administrative services, including fee waivers and reimbursements, and that overall Fund expenses were not


20   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006
expected to increase as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The Board Members discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The Board Members noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary. It was noted that because the Fund has a closed-end structure, it is not expected to increase in size in the foreseeable future (other than by potential appreciation of assets).

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement, which includes administrative services, is substantially similar to the current Investment Advisory Agreement and current Administration Agreement in all material respects, including the rate of compensation, the Board Members determined that as a result of the Transaction, the Fund's total advisory and administrative fees would be no higher than the fees under its current Investment Advisory Agreement and current Administration Agreement. The Board Members noted that in conjunction with their most recent deliberations concerning the current Investment Advisory Agreement, the Board Members had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the current Investment Advisory Agreement and current Administration Agreement, the Board Members had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group for the Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that, because the rates for advisory and administrative fees for the Fund would be no higher than its current fee rates, including fee waivers and reimbursements, the proposed management fee structure was reasonable and that no changes were currently necessary. The Board Members recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations, but concluded that the actual economies of scale could not be predicted in advance.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the Fund's Board Members considered whether the Transaction would have an impact on the fall-out benefits received by the Fund's Adviser by virtue of the current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each current Investment Advisory Agreement, and their discussions with management of MLIM and BlackRock, the Board Members determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The Board Members considered investment performance for the Fund and concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Advisor's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. Also, the Board Members took into account the investment performance of funds currently advised by BlackRock Advisors. The Board received comparative information from Lipper which showed the performance of the funds advised by BlackRock Advisors and was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction and these proposed steps would have on the future performance of the Fund.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    21

Disclosure of New Investment Advisory Agreement (concluded)

Conclusion -- After the Independent Board Members of the Fund deliberated in executive session, a majority of the Board of the Fund, including a majority of the Independent Board Members, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement is in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement prior to the expiration of its initial two-year period.


22   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   JUNE 30, 2006    23

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
Box 9011
Princeton, NJ 08543-9011

                                                                   #MHET -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust


By: /s/ John M. Loffredo
    -----------------------------------------------------
    John M. Loffredo,
    President of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John M. Loffredo
    -----------------------------------------------------
    John M. Loffredo,
    President of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    -----------------------------------------------------
    Donald C. Burke,
    Treasurer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 23, 2006